UNITED STATES DISTRICT COURT
                FOR THE DISTRICT OF RHODE ISLAND


NESTOR, INC.,            :
                         :
               Plaintiff :
                         :
     V.                  :    C.A. NO.
                         :
HNC SOFTWARE INC.,       :
                         :
               Defendant :


          COMPLAINT FOR DAMAGES, INJUNCTIVE RELIEF, AND
                      DECLARATORY JUDGMENT

     Plaintiff Nestor, Inc. ("Nestor"), through its undersigned attorneys, makes its Complaint against Defendant HNC Software

Inc. ("HNC") as follows:

                      NATURE OF THE ACTION

     1.   This action arises under Sections 1 and 2 of the

Sherman Act, and Sections 6-36-4 through 6-36-6 of the Rhode

Island Antitrust Act, as well as the common law of Rhode Island.

Nestor seeks to recover compensatory damages, trebled, and

punitive damages, and to obtain injunctive relief, arising from the anticompetitive, exclusionary, predatory and illegal conduct of HNC, the dominant licensor for neural network software systems to detect fraud in credit card transactions in the United States.

Nestor alleges that HNC has illegally excluded competition,

permitting it to obtain and maintain monopoly power through such predatory conduct as unreasonably exclusionary agreements and patent fraud.  Nestor further alleges that, as a result of HNC's illegal conduct, competition has been virtually eliminated, and

Nestor has been injured.

     2.   In this action, Nestor also seeks money damages and

injunctive relief against HNC for infringement of Nestor's prior patent relating to the same subject matter, U.S. Patent No.

4,760,604, issued July 26,1988.

     3.   In addition, Nestor also seeks a declaration that U.S.

Patent No. 5,819,226, of which HNC is the assignee, is invalid and unenforceable because of inequitable conduct before the U.S.

Patent Office (including fraud) and anticipation, among other reasons.

                     JURISDICTION AND VENUE

     4.   This Court has jurisdiction over this matter pursuant

to Sections 4 and 16 of the Clayton Act, 15 U.S.C.  15 and 26,

and 28 U.S.C.  1331, 1337, and 1338(a);  this Court also has supplemental jurisdiction over the state law claims, which arise from a common nucleus of operative facts with the federal

antitrust and patent claims.

     5.   Venue is proper in this District under Section 12 of

the Clayton Act, 15 U.S.C.  22, and under 28 U.S.C.  1391 and

1400, because HNC transacts business and is found within this

District and has, upon information and belief, committed acts of patent infringement in the course of such business in this

District.

                             PARTIES

     6.   Plaintiff Nestor is a Delaware corporation with its

principal place of business located at One Richmond Square,

Providence, Rhode Island.



     7.   Nestor was incorporated in 1983 by a group of

businessmen and scientists (including among others, Dr. Leon N.

Cooper, winner of the Nobel Prize for physics in 1972, and Dr.

Charles Elbaum, both in the Physics Department of Brown

University) to develop computer systems patterned on the human learning processes and to develop such systems into neural

network technologies that can use real world data to make

predictions in a variety of applications, including among others,

the prediction of risk, including fraud in credit card

transactions.



     8.   Since approximately 1989, Nestor has been engaged,

inter alia, in the business of licensing a neural network

software product designed to detect fraud in credit card

transactions.  This product originally was called Fraud Detection

System (`"FDS") and, since 1993, has been called PRISMr.



     9.   Defendant HNC is a Delaware corporation whose principal

place of business is located at 5930 Cornerstone Court West, San

Diego, California.



     10.  On information and belief, HNC was formed in 1986 to

develop neural network predictive models to convert existing data and business experiences into meaningful recommendations and actions through a range of products, including among others,

software to detect fraud in credit card transactions.



     11.  On information and belief, since approximately 1991,

HNC has been engaged, inter alia, in the business of licensing a neural network software product designed to detect fraud in

credit card transactions.  This product is known as FALCON.



                       THE RELEVANT MARKET



     12.  On information and belief, the relevant product market in which Nestor and HNC compete is the market for licensing and servicing computer software to detect fraudulent credit card transactions by using neural predictive models that evaluate individual account and transaction data to identify fraud.

Hereinafter, this product market is referred to as the market for

"Neural Credit Card Fraud Detection Systems."



     13.  This product is marketed throughout the United States to credit card issuers and third party processors of credit card transactions.



     14.  On information and belief, the United States is the

relevant geographic market.



     15.  On information and belief, in addition to Nestor and

HNC, various other entities have developed Neural Credit Card

Fraud Detection Systems and have attempted to enter the market.

Apart from proprietary systems, none of these potential entrants is currently competing.



     16.  Significant barriers to entry exist in the relevant

market because of the relatively small number of prospective customers; because banks and credit card issuers are cautious and conservative in making decisions with respect to the acquisition of fraud detection software and extremely sensitive to threats of instability in a vendor or threats of litigation; because the technology required to compete in the relevant product market is sophisticated; and because each individual purchase involves significant commitment of capital so that the sales cycle in the

Neural Credit Card Fraud Detection System market is typically lengthy and subject to a number of significant delays.



     17.  On information and belief, by reason of the

anticompetitive, exclusionary and predatory practices described below, HNC has acquired monopoly power in the relevant market --

in HNC's Form S-4 dated September 29, 1998, it admits that it is experiencing "an increasing saturation of market demand for the

Falcon product line."  Similarly, its marketing literature from late 1997 boasts that "23 of the top 25 Visa and MasterCard

issuers in the US [are] using a version of a Falcon Solution."



     18.  By contrast, in the United States market, Nestor has

been able to enter into few licensing agreements, while the

balance of the Neural Credit Card Fraud Detection Systems are

proprietary in-house systems.



     19.  On information and belief, in the worldwide product

market, HNC is in danger of achieving monopoly power, in that it is able to exclude competitors like Nestor.  In the same market,

Nestor's share remains small, while proprietary systems are

employed by a small number of potential customers.

                        BACKGROUND FACTS

                 Development of Nestor's PRISMr



     20.  On April 20, 1982, United States Letters Patent No.

4,326,259 for "Self Organizing General Pattern Class Separator

and Identifier" ("the `259 Patent") was duly and legally issued to Dr. Leon N. Cooper, Dr. Charles Elbaum and others who then assigned their rights in the `259 Patent to Nestor's predecessor entity, Nestor Associates, no later than the date of its

issuance.  A true and accurate copy of the `259 Patent is

attached hereto as exhibit "A".



     21.  Nestor was incorporated in 1983 and all rights in the

`259 Patent were assigned to it upon incorporation.  Since that date, Nestor has been and still is the owner of the entire right,

title and interest in and to the `259 Patent.



     22.  The `259 Patent described an information transfer

system which was the precursor for the PRISMr Neural Credit Card

Fraud Detection System.



     23.  On July 26, 1988, United States Letters Patent No.

4,760,604 for "Parallel, Multi-Unit, Adaptive, Nonlinear Pattern

Class Separator and Identifier" ("the `604 Patent") was duly and legally issued to Dr. Leon N. Cooper, Dr. Charles Elbaum, Dr.

Douglas L. Reilly and Dr. Christopher L. Scofield, who assigned their rights in the `604 Patent to Nestor no later than the date of its issuance. Since that date, Nestor has been and still is the owner of the entire right, title and interest in and to the

`604 Patent.  A true and accurate copy of the `604 Patent is attached hereto as exhibit "B".



     24.  The system taught by the `604 Patent was subsequently developed by Nestor into its PRISMr Neural Credit Card Fraud

Detection System.



     25.  In early 1989, Nestor made various presentations, such as to the Second European Seminar on Neural Computing/Commercial

Prospects, at which it described credit card fraud detection as an application that it intended to develop for commercial sale.

HNC representatives attended and participated in at least one,

and on information and belief, many such seminars and tutorials at which Nestor made such presentations, so that they were aware of the invention and its commercial application as a credit card fraud detection system.



     26.  For instance, Dr. Leon N. Cooper, one of the inventors of the `259 and `604 Patents, presented Tutorial Number 2 on

Adaptive Pattern Recognition at the International Joint

Conference on Neural Networks in Washington D.C. from June 18 -

22, 1989.  Robert Hecht-Nielsen, principal of HNC (and the

individual for whom it is named), was the Program Chair of that

Conference.  Dr. Cooper's tutorial disclosed details of Nestor's neural network system and, specifically, its application to the detection of credit card fraud.



     27.  In March 1989, Nestor made a proposal to a prospective customer, SLIGOS, a third party processor of credit card

transactions, to develop and market a Neural Credit Card Fraud

Detection System for it.



     28.  By November 1989, Nestor's Annual Report identified its

Neural Credit Card Fraud Detection System as a primary

application that it was developing for commercial sale.



     29.  During February 1990, Nestor and other developers of

such systems gave presentations on Neural Credit Card Fraud

Detection Systems at seminars aimed at prospective customers for such systems.



     30.  On September 30, 1991, Nestor filed the SLIGOS license agreement, dated October 26, 1990, and its attached technical specifications with the Securities and Exchange Commission as part of a Form 10K disclosure; as a result, it became publicly available on or about October 1, 1991.  Pursuant to Section

11(viii) of the License Agreement, the conceptual design of the

"SLIGOS Fraud Detection System" was specifically excluded from the covenant of confidentiality.



     31.  In or about July 1991, Nestor published its User's

Guide for its Fraud Detection System.  This User's Guide was

published for the purpose of permitting Nestor's customers to obtain detailed and precise information regarding the operation of the Neural Credit Card Fraud Detection System, as well as to use as a marketing device to educate prospective customers about

Nestor's Neural Credit Card Fraud Detection System.



     32.  On December 21, 1991, Nestor announced publicly the

licensing of its Neural Credit Card Fraud Detection System to

Mellon Bank.



     33.  With its system patented and established with

commercial customers, beginning in about 1991, Nestor directly and through agents began to market its Neural Credit Card Fraud

Detection System in the United States to banks, credit card

issuers and third party processors.  However, despite the fact that Nestor's PRISMr System is superior to FALCON, as well as less costly for the user to install and maintain, Nestor has been unable to compete effectively.



     34.  On information and belief, Nestor's difficulty in

competing despite its product's superiority in quality and price is the result of the anticompetitive, exclusionary, and predatory practices of HNC as described below.



                   Development of HNC's FALCON



     35.  On information and belief, in 1986, HNC was founded to create software tools and to contract technology services using neural network technology.



     36.  In December, 1991, HNC caused to be published results of an installation of its Neural Credit Card Fraud Detection

System in a commercial bank user.  Upon information and belief,

in order to have published results of that installation in

December, 1991, the system must have been installed prior to

September 7, 1991.



     37.  On information and belief, in or about 1992, HNC

created its "consortium" of fraud detection users and has

required participation in its consortium as a condition of

obtaining a license to use its Neural Credit Card Fraud Detection

System.  In the same period, HNC introduced its current Neural

Credit Card Fraud Detection System, called "FALCON."



     38.  Meanwhile, on September 8, 1992, various individuals,

acting for HNC as assignee, and, on information and belief, aware of Nestor's previously developed, patented, and publicly marketed system, filed Application No. 941,971 for a patent relating to an automated system to detect fraudulent transactions using a

predictive model such as a neural network to evaluate customer accounts and identify potentially fraudulent transactions based on learned relationships among variables.  HNC's Application fraudulently failed to disclose material prior art of which, on information and belief, HNC's principals and agents were and/or should have been aware, including the publicly available

technical specifications attached to the SLIGOS license agreement described in  30 above.  Moreover, HNC failed to disclose its own licensing and installation of its system more than one year earlier.



     39.  Thereafter, HNC began to market its system to third

party processors, banks and credit issuers through the means and strategies described below.

     40.  On October 6, 1998, Application No. 941,971 was allowed and United States Letters Patent No. 5,819,226 for "Fraud

Detection Using Predictive Modeling" ("the `226 Patent") was

issued to Krishna M. Gopinathan, Louis S. Biafore, William M.

Ferguson and Michael A. Lazarus.  The `226 patent indicates that the inventors assigned their rights to HNC. A true and accurate copy of the `226 Patent is attached hereto as exhibit "C".

             HNC Exclusionary and Predatory Conduct

                     Exclusionary Agreements

     41.  On information and belief, on June 24, 1993, HNC

entered into a license agreement with First Data Resources Inc.

("FDR") and thereafter with Electronic Data Systems, Inc.

("EDS"), and Equifax, Inc., ("Equifax"), pursuant to which FDR,

EDS and Equifax  act as service bureaus to provide an alternate channel of distribution for end users to utilize FALCON;  FDR,

EDS and Equifax pay HNC monthly usage fees.  On information and belief, these agreements effectively bar FDR, EDS and Equifax from entering into any license agreement with any other seller of

Neural Credit Card Fraud Detection Systems -- such as Nestor --

and effectively prohibit them from permitting their clients to have access to any other Neural Credit Card Fraud Detection

System.  The terms of these exclusive agreements are at least five (5) years and may be as long as twenty-five (25) years.



     42.  On information and belief, as a result of the

exclusivity provision of the agreements between HNC and FDR, EDS and Equifax, and particularly the prohibition on permitting their clients to use such other Neural Credit Card Fraud Detection

System as a client might otherwise choose based on quality and price, HNC has prevented Nestor from competing effectively for the business of banks and credit card issuers who are FDR, EDS and Equifax clients.  On information and belief, FDR, EDS and

Equifax together represent a significant part of the market for third party processors of credit card transactions, so that a significant percentage of the potential customers for Neural

Credit Card Fraud Detection Systems are effectively foreclosed from doing business with anyone other than HNC for the life of these agreements.



     43.  On information and belief, HNC has also prohibited FDR,

EDS and Equifax, as well as members of the HNC consortium, from permitting the bank's own historic transactional information to be employed in any other Neural Credit Card Fraud Detection

System.  Because neural networks have predictive power that is developed and improved with experience as the historic

transaction data increases in size, and because of the need to use the bank's own transaction data to test the effectiveness of a competitor's system, prohibiting Nestor or any other competitor from obtaining access to such transaction data has effectively prohibited any other system from being compared to FALCON for the purpose of developing adequate customer confidence in such

competing product.

     44.  On information and belief, to further exclude

competitors from access to customers, HNC entered into exclusive software installation and licensing agreements which continue over three (3) to seven (7) years with its customers.  As a

result of the overbreadth in time and the exclusive nature of these relationships, as well as the prohibition on the underlying transactional data being employed in connection with any other

Neural Credit Card Fraud Detection System, these exclusionary contracts prevent any other competitor in the Neural Credit Card

Fraud Detection System market, including Nestor, from gaining access to the customers and data essential to successfully

compete.

                       Below Cost Pricing

     45.  On information and belief, HNC prices its FALCON

product by charging the customer for installation services

through user specific proposals priced at either fixed-fee levels or on a time and materials basis with travel expenses billed at cost.  After installation, HNC charges a user-based monthly

licensing fee.



     46.  On information and belief, in instances where HNC faces competition from Nestor for particular business, it has reduced its installation fee below cost, occasionally completely

eliminating all up-front pricing, for the purpose and with the expectation that it can recoup the resulting losses through a monthly licensing fee set at monopolistic levels after

competition from Nestor has been eliminated.

           Attempt to Eliminate Nestor as a Competitor

     47.  In or about the Spring of 1997, HNC approached Nestor about the possibility that HNC might acquire Nestor.  After

Nestor responded by expressing interest in discussing the

possibility of a legitimate business venture, HNC, through its

President and Chief Executive Officer, Robert L. North, made clear that the purpose of the acquisition was to eliminate Nestor as a competitor.  Upon learning of the true purpose of the

acquisition overture, Nestor terminated all such communications.

On information and belief, this proposal was made for the purpose and with the illegal intent of excluding Nestor and of obtaining and maintaining monopoly power.

                          Patent Fraud

     48.  On information and belief, HNC, through its agents,

procured the `226 Patent by fraud on the Patent Office, in that they fraudulently failed to disclose Nestor's (as well as HNC's own and others') prior development and marketing of Neural Credit

Card Fraud Detection Systems.  Upon information and belief, HNC's failure to cite material prior art known to it in connection with its patent application was intended to mislead the Patent Office and cause it to allow patent claims which, had the prior art and prior public use been cited, would have been rejected.  This application was made for the purpose and with the illegal intent of creating barriers to entry into the market, of excluding

Nestor and of obtaining and maintaining monopoly power.



     49.  Immediately following the issuance of the `226 Patent,

on October 8, 1998, HNC began a pattern of informing prospective customers that a license for the use of its `226 Patent is

essential to any fraud detection system and that "HNC is

reviewing competitive fraud detection products and exploring all legal options for enforcing its patent."



     50.  Further after the `226 Patent issued on October 6,

1998, HNC began to make public statements and threats to the effect that it is currently reviewing the conduct of any company using a neural network system to analyze transactions and card holder data in a predictive model to determine whether such use is infringing on HNC's `229 Patent.

     51.  On information and belief, such threats of infringement litigation were made for the purpose and with the effect of

raising  barriers to entry into the market, of excluding Nestor and of obtaining and maintaining monopoly power.

               Disparagement and Other Disruption

     52.  On information and belief, HNC has offered extra

compensation to its sales and marketing employees and agents as inducement to insure that Nestor does not obtain any contractual relationships that might allow it to begin to gain market share in the Neural Credit Card Fraud Detection System market.

     53.  On information and belief, HNC has caused its employees and agents to make false statements to Nestor's potential

customers for the purpose and with the effect of deterring such potential customers from doing business with Nestor due to

unfounded concerns over Nestor's financial viability, the cost and business disruption of switching to Nestor or to any other

Neural Credit Card Fraud Detection System and involvement in potential claims of infringement.

                        HNC Market Power

     54.  As a result of the conduct set forth above, by the end of 1996, FALCON had been purchased by eighteen (18) of the twenty

(20) largest credit card issuers in the United States.  By 1998,

HNC had saturated the United States market and obtained monopoly power.



     55.  While HNC has faced competition from NeuralWare, Inc.

NeuralTech, Inc., and others, only Nestor remains as a competitor marketing a neural system to the same companies that are HNC's customers.  HNC's anticompetitive, exclusionary and predatory conduct is intended to eliminate Nestor as a competitor as well.

                            COUNT  I

            Violation of Section 1 of the Sherman Act
 (Unlawful Exclusive Dealing and Other Exclusionary Agreements)

     56.  Nestor incorporates paragraphs 1 through 55 above as if fully set forth herein.

     57.  HNC's agreements with third party processors such as

FDR, EDS and Equifax and its agreements with banks and other credit card issuers unreasonably restrain competition and thereby violate Section 1 of the Sherman Act because some or all of the agreements (i) effectively prevent HNC's customers from using or providing data to other sellers of Neural Credit Card Fraud

Detection Systems; and (ii) impose such restraints for

unreasonably long periods of time.

     58.  These agreements further unreasonably restrain trade

and restrict the access of Nestor and HNC's other competitors to the bank's own transactional data and the customers that are essential to permit effective competition, thereby restraining competition in the Neural Credit Card Fraud Detection System market in the United States.

     59.  The purpose and effect of these agreements are to

restrain trade and competition in the Neural Credit Card Fraud

Detection System market in the United States.  These agreements violate Section 1 of the Sherman Act, 15 U.S.C.  1.

     60.  The anticompetitive effect of these agreements is

substantial and continuing and has caused Nestor considerable damage because it has been denied the ability to compete.  This negative effect on competition will continue unless enjoined.

     WHEREFORE, Plaintiff Nestor, Inc. prays for relief as

follows:

          a)   For its damages, trebled;

          b)   For its attorneys fees and costs;

          c)   That this Court adjudge and decree that HNC Software Inc.'s exclusionary and unreasonably anticompetitive conduct violates

            Section 1 of the Sherman Act, and that it be preliminarily and permanently enjoined from engaging further in any such conduct;

          d)   Such other and further relief as this Court may deem just

            and proper.

                            COUNT  II

            Violation of Section 2 of the Sherman Act
(Monopolization of the Neural Credit Card Fraud Detection System
                             Market)

     61.  Nestor incorporates paragraphs 1 through 60 above as if fully set forth herein.

     62.  HNC possesses monopoly power in the market for Neural

Credit Card Fraud Detection Systems in the United States

geographic market.

     63.  HNC has engaged in the following exclusionary and

predatory conduct for the purpose and with the effect of

obtaining and maintaining monopoly power:

          (a)  imposing exclusionary agreements to prevent access

     by Nestor and others to the customers and other facilities essential to effectively compete;

          (b)  the knowing assertion and threatened enforcement

     of the `226 Patent, which HNC's agents procured by fraud on the Patent Office for the purpose and with the effect of

     preventing Nestor from effectively competing;

          (c)  upon recognition that Nestor created a threat as a

     potentially effective competitor due to the superior quality of its product and pricing, specific conduct focused upon

     Nestor to drive it from the market;

          (d)  below cost pricing;

          (e)  disparagement of Nestor and its financial

     viability;

          (f)  attempt to acquire Nestor's technology  for the

     purpose of eliminating Nestor as a competitor; and

          (g)  other illegal conduct for the purpose of raising

     entry barriers so as to prevent competitors like Nestor from obtaining sufficient market share to compete effectively and deterring other potential competitors from entering the

     market.

     64.  Through the anticompetitive, exclusionary and predatory conduct described in this Complaint, HNC has willfully obtained and maintained a monopoly and, unless restrained by this Court,

will continue willfully to maintain such monopoly power by

anticompetitive and unreasonably exclusionary conduct.  HNC has acted with intent illegally to maintain its monopoly power in the

Neural Credit Card Fraud Detection System market and its illegal conduct has enabled it to do so all in violation of Section 2 of the Sherman Act, 15 U.S.C.  2.

     65.  As the result of said use of monopoly power by HNC,

Nestor has been damaged and will continue to be damaged unless such conduct is enjoined by this Court.

     WHEREFORE, Plaintiff Nestor, Inc. prays for relief as

follows:

          a)   For its damages, trebled;

          b)   For its attorneys fees and costs;

          c)   That this Court adjudge and decree that HNC Software Inc.'s predatory and exclusionary conduct violates Section 2 of the

            Sherman Act, and that it be preliminarily and permanently

            enjoined from engaging further in any such conduct;

          d)   Such other and further relief as this Court may deem just

            and proper.

                           COUNT  III

            Violation of Section 2 of the Sherman Act
(Conspiracy to Monopolize the Neural Credit Card Fraud Detection
                         System Market)


     66.  Nestor incorporates paragraphs 1 through 65 above as if fully set forth herein.

     67.  Through the acts described above, HNC has contracted,

combined and conspired with others to monopolize the Neural

Credit Card Fraud Detection System in violation of Section 2 of the Sherman Act, 15 U.S.C.  2 .

     68.  HNC's market share in the relevant market creates a

dangerous probability of successful monopolization and in fact has resulted in monopolization.

     69.  As a result of HNC's conspiracy to monopolize with

others, competition in the relevant market has been injured, and

Nestor has suffered and will continue to suffer irreparable

injury to its business as set forth above.

     WHEREFORE, Plaintiff Nestor, Inc. prays for relief as

follows:

          a)   For its damages, trebled;

          b)   For its attorneys fees and costs;

          c)   That this Court adjudge and decree that HNC Software Inc.'s conduct in furtherance of the conspiracy to monopolize violates

            Section 2 of the Sherman Act, and that it be preliminarily and permanently enjoined from engaging further in any such conduct;

          d)   Such other and further relief as this Court may deem just

            and proper.

                            COUNT  IV

            Violation of Section 2 of the Sherman Act
  (Attempt to Monopolize the Neural Credit Card Fraud Detection
                         System Market)

     70.  Nestor incorporates paragraphs 1 through 69 above as if fully set forth herein.

     71.  In engaging in the above-described conduct, HNC

specifically intended to destroy competition in the relevant markets described above and in the worldwide market.

     72.  In furtherance of this intent, HNC engaged and is

engaging in anticompetitive conduct, including an attempt to restrain trade alone and in combination with others as set forth above.

     73.  Through the above conduct, HNC engaged and is engaging in an unlawful attempt to monopolize the Neural Credit Card Fraud

Detection System market in the United States and worldwide, all in violation of Section 2 of the Sherman Act, 15 U.S.C.  2.

     74.  HNC's market power in the relevant United States market and, on information and belief, the worldwide market, creates a dangerous probability of successful monopolization.

     75.  As a result of HNC's attempt to monopolize, competition in the relevant market in the United States and worldwide has been injured and Nestor has suffered and will continue to suffer injury to its business as set forth above.

     WHEREFORE, Plaintiff Nestor, Inc. prays for relief as

follows:

          a)   For its damages, trebled;

          b)   For its attorneys fees and costs;

          c)   That this Court adjudge and decree that HNC Software Inc.'s conduct in furtherance of its attempt to monopolize violates

            Section 2 of the Sherman Act, and that it be preliminarily and permanently enjoined from engaging further in any such conduct;

          d)   Such other and further relief as this Court may deem just

            and proper.

                            COUNT  V

  Violation of Section 6-36-4 of The Rhode Island Antitrust Act

     76.  Nestor incorporates paragraphs 1 through 75 above as if fully set forth herein.

     77.  HNC's conduct affects commerce in the State of Rhode

Island.

     78.  All of the actions alleged in violation of Section 1 of the Sherman Act stated in Count I above also violate Section 4 of the Rhode Island Antitrust Act,  R.I.G.L.  6-36-4.

     WHEREFORE, Plaintiff Nestor, Inc. prays for relief as

follows:

          a)   For its damages, trebled;

          b)   For its attorneys fees and costs;

          c)   That this Court adjudge and decree that HNC Software Inc.'s exclusionary and unreasonably anticompetitive conduct violates

            Section 6-36-4 of the Rhode Island Antitrust Act, and that it be preliminarily and permanently enjoined from engaging further in any such conduct;

          d)   Such other and further relief as this Court may deem just

            and proper.

                            COUNT  VI

  Violation of Section 6-36-6 of The Rhode Island Antitrust Act

     79.  Nestor incorporates paragraphs 1 through 78 above as if fully set forth herein.

     80.  The actions of HNC as alleged in Count I affects

commerce in the State of Rhode Island.

     81.  The exclusive dealing described in Count I above also violates Section 6 of the Rhode Island Antitrust Act, R.I.G.L.

6-36-6.

     WHEREFORE, Plaintiff Nestor, Inc. prays for relief as

follows:

          a)   For its damages, trebled;

          b)   For its attorneys fees and costs;

          c)   That this Court adjudge and decree that HNC Software Inc.'s exclusionary and unreasonably anticompetitive conduct violates

            Section 6-36-6 of the Rhode Island Antitrust Act, and that it be preliminarily and permanently enjoined from engaging further in any such conduct;

          d)   Such other and further relief as this Court may deem just

            and proper.

                           COUNT  VII

  Violation of Section 6-36-5 of the Rhode Island Antitrust Act


     82.  Nestor incorporates paragraphs 1 through 81 above as if fully set forth herein.

     83.  The actions of HNC as alleged in Counts II through IV affects commerce in the State of Rhode Island.

     84.  The monopolistic practices alleged in violation of

Section 2 of the Sherman Act also violate Section 5 of the Rhode

Island Antitrust Act, R.I.G.L.  6-36-5.

     WHEREFORE, Plaintiff Nestor, Inc. prays for relief as

follows:

          a)   For its damages, trebled;

          b)   For its attorneys fees and costs;

          c)   That this Court adjudge and decree that HNC Software Inc.'s predatory and exclusionary conduct violates Section 6-36-5 of the

            Rhode Island Antitrust Act, and that it be preliminarily and permanently enjoined from engaging further in any such conduct;

          d)   Such other and further relief as this Court may deem just

            and proper.

                           COUNT  VIII

 Tortious Interference with Prospective Contractual and Business
                          Relationships

     85.  Nestor incorporates paragraphs 1 through 84 above as if fully set forth herein.

     86.  Nestor has had, during the period with which this

Complaint is concerned, and continues to have, valuable

expectations of prospective contractual and business

relationships with banks, retail credit card issuers, financial service companies and third party processors.

     87.  HNC was, at all relevant times, aware of the existence of these prospective relationships.

     88.  HNC nevertheless acted in a manner which interfered

with the formation, establishment and continuation of these

relationships.

     89.  The above acts by HNC constitutes an interference by it with Nestor's prospective advantage in that HNC, improperly and without justification, maliciously and intentionally interfered with the establishment of beneficial business relationships and prevented Nestor's prospective advantage in the Neural Credit

Card Fraud Detection System market, causing damage to Nestor's business.

     90.  By reason of this violation of law, Nestor is entitled to recover its actual damages, injunctive relief and the cost of suit herein.

     91.  The above-described conduct of HNC was done willfully and wantonly to serve its own interests, despite HNC's having reason to know, and maliciously disregarding, that there was and is a substantial risk that this conduct would significantly

injure Nestor.  This conduct entitles Nestor to punitive damages.

     WHEREFORE, Plaintiff Nestor, Inc. prays for relief as

follows:

          a)   For its compensatory damages;

          b)   Punitive damages;

          c)   For its attorneys fees and costs;

          d)   That this Court adjudge and decree that HNC Software Inc.'s conduct and tortious interference with Nestor's prospective business relationships has and will continue to cause irreparable harm and that it be preliminarily and permanently enjoined from engaging further in any such conduct;

          e)   Such other and further relief as this Court may deem just

            and proper.

                            COUNT  IX

  Count for Declaratory Judgment of Patent Invalidity and Non-
                          infringement

     92.  Nestor incorporates paragraphs 1 through 91 above as if fully set forth herein.

     93.  HNC has threatened Nestor with an action for

infringement of the `226 Patent and has intentionally used its allegations of infringement to interfere with Nestor's conduct of its business.  An actual justiciable case or controversy exists in this District between Nestor and HNC by virtue of HNC's

conduct and threats of an infringement action.

     94.  Nestor has not infringed any valid claim of the `226

Patent.  The `226 Patent is invalid under the Patent Laws of the

United States, including but not limited to 35 U.S.C.  102(b),

(f) and (g).  The `226 Patent is also invalid and unenforceable because of HNC's inequitable conduct in procuring the `226 Patent and its fraud on the Patent Office.  Accordingly, Nestor is

entitled to a judicial declaration of the invalidity and non-

infringement of the `226 Patent.

     WHEREFORE, Plaintiff Nestor, Inc. prays for relief as

follows:

     a)   That judgment be entered against HNC, including judicial

       determination and declaration that the `226 Patent is invalid, is unenforceable, or is not infringed by Nestor;

     b)   An awarded of damages equal to HNC's illegally earned

       profits from its fraudulently obtained `226 Patent;

     c)   An award of reasonable attorneys' fees pursuant to 35 U.S.C.

        285; and

     d)   Such other and further relief as this Court may deem just

       and proper.

                            COUNT  X

                       Patent Infringement

     95.  Nestor incorporates paragraphs 1 through 94 above as if fully set forth herein.

     96.  Nestor manufactures, markets and sells in this district and elsewhere in the United States a Neural Credit Card Fraud

Detection System covered by the `604 Patent.

     97.  HNC has for some time past been and still is infringing one or more claims of the `604 Patent in this District and

elsewhere in the United States by making and selling, and by actively inducing the use by others in the United States, of a

Neural Credit Card Fraud Detection System coming within the scope of the claims of the `604 Patent in violation of 35 U.S.C.  271 and will continue to do so unless enjoined by this Court.

     98.  Upon information and belief, HNC had actual knowledge of the `604 Patent during the course of its manufacture and sale and active inducement of others to use its Neural Credit Card

Fraud Detection System, and has willfully committed its

infringing activities.

     99.  As a result of the foregoing acts of HNC, Nestor has

been damaged and has suffered and will continue to suffer

immediate, irreparable injury unless HNC is enjoined by this

Court.

     WHEREFORE, plaintiff Nestor, Inc. prays for relief as

follows:

     a)   An injunction preliminarily and permanently enjoining

       defendant HNC Software Inc., its officers, agent, servants,

       employees, attorneys and all other persons in concert therewith from infringing Nestor's `604 Patent;

     b)   An award of damages pursuant to 35 U.S.C.  284 adequate to compensate for the infringement, and including all lost profits which Nestor has suffered directly or indirectly as a result of the infringement, together with interest and costs as fixed by the Court, and an increase of such damages to three times the amount assessed in accordance with 35 U.S.C.  284;

     c)   An award of reasonable attorneys' fees pursuant to 35 U.S.C.

        285; and

     d)   Such other and further relief as this Court may deem just

       and proper.


                                   NESTOR, INC.
November 25, 1998                       By its Attorneys



                                   _________________________
                                   Patricia A. Sullivan  (#2120)
                                   Mark A. Pogue  (#3441)
                                   Jon M. Anderson (#3946)
                                   EDWARDS & ANGELL, LLP
                                   2800 BankBoston Plaza
                                   Providence, RI 02903
                                   (401)  274-9200
                                   (401)  276-6611  (Telecopy)



Of Counsel:

Thomas D. Halket, Esq.
Halket & Pitegoff LLP
The Gateway Building, 11th Floor
One North Lexington Avenue
White Plaints, NY 10601

                  UNITED STATES DISTRICT COURT
                FOR THE DISTRICT OF RHODE ISLAND


NESTOR, INC.,            :
                         :
               Plaintiff :
                         :
     V.                  :    C.A. NO.
                         :
HNC SOFTWARE INC.,       :
                         :
               Defendant :


                    DEMAND FOR TRIAL BY JURY

     Plaintiff Nestor, Inc. hereby demands trial by jury for all of the Counts set forth in the above-captioned Complaint that are so triable as of right.


                                   NESTOR, INC.
                                   By its Attorneys



                                   _________________________
                                   Patricia A. Sullivan  (#2120)
                                   Mark A. Pogue  (#3441)
                                   Jon M. Anderson (#3946)
                                   EDWARDS & ANGELL, LLP
                                   2800 BankBoston Plaza
                                   Providence, RI 02903
                                   (401)  274-9200
                                   (401)  276-6611  (Telecopy)




Of Counsel:

Thomas D. Halket, Esq.
Halket & Pitegoff LLP
The Gateway Building, 11th Floor
One North Lexington Avenue
White Plaints, NY 10601




                     CERTIFICATE OF SERVICE

     I hereby certify that the Defendant in this matter was

served with a copy of this Demand for Trial By Jury together with the Complaint herein on November 25, 1998, at its business

address of record below:


          HNC Software Inc.
          5930 Cornerstone Court West
          San Diego, California



                                   ___________________________


                  UNITED STATES DISTRICT COURT
                FOR THE DISTRICT OF RHODE ISLAND


NESTOR, INC.,            :
                         :
               Plaintiff :
                         :
     V.                  :    C.A. NO.
                         :
HNC SOFTWARE INC.,       :
                         :
               Defendant :


           PROOF OF SERVICE UPON THE ATTORNEY GENERAL

     Pursuant to Section 6-36-21 of the Rhode Island Antitrust

Act, plaintiff Nestor, Inc. hereby certifies that it has served a copy of the within Complaint and Summons upon the Attorney

General of the State of Rhode Island on this 25th day of

November, 1998.


                                   NESTOR, INC.
                                   By its Attorneys



                                   _________________________
                                   Patricia A. Sullivan  (#2120)
                                   Mark A. Pogue  (#3441)
                                   Jon M. Anderson (#3946)
                                   EDWARDS & ANGELL, LLP
                                   2800 BankBoston Plaza
                                   Providence, RI 02903
                                   (401)  274-9200
                                   (401)  276-6611  (Telecopy)




Of Counsel:

Thomas D. Halket, Esq.
Halket & Pitegoff LLP
The Gateway Building, 11th Floor
One North Lexington Avenue
White Plaints, NY 10601




                     CERTIFICATE OF SERVICE

     I hereby certify that the Defendant in this matter was

served with a copy of this Proof of Service Upon the Attorney

General, together with the Complaint herein, on November 25,

1998, at its business address of record below:


          HNC Software Inc.
          5930 Cornerstone Court West
          San Diego, California



                                   ___________________________